Exhibit 99.1

CONTACTS: John O. Ambler Vice President Corporate Communications T – (412) 477-1719 E – joambler@uss.com	NEWS RELEASE Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com

For Immediate release

UNITED STATES STEEL CORPORATION
COMPLETES BIG RIVER
STEEL ACQUISITION

• Enables profitable growth through sustainable production of the most advanced high strength steels from the only LEED-certified steel mill

• Creates North America’s only customer-centric “Best of Both” steelmaker, combining world-competitive integrated and mini mill technologies to improve through-cycle stockholder returns

• Aligns superior workforce around more innovative and entrepreneurial “Best of Both” strategy

PITTSBURGH, January 15, 2021 – United States Steel Corporation (NYSE: X) (“U. S. Steel”) announced today it closed its acquisition of the remaining equity of Big River Steel (“Big River Steel”) for approximately $774 million from cash on hand. The transaction met customary closing conditions, including antitrust approval from the United States Department of Justice.

“We are creating the first ‘Best of Both’ integrated and mini mill steel company. Taking a page from the Big River Steel playbook, we are closing on this world competitive green steel asset purchase under budget and ahead of schedule,” said U. S. Steel President and Chief Executive Officer David Burritt. “Our customers now have access to a truly sustainable source of the most advanced high strength steels. Our customer-centric organization will provide customers, employees, communities and investors with the world competitive advantages from the most advanced process technology and the intellectual capital necessary to produce the most advanced products.”

“The innovative and entrepreneurial collaboration we are already seeing has us even more enthused about the potential for our people and our ‘Best of Both’ company. This is not an either/or initiative where you compromise the competitive advantage of one versus the other. Instead, we are dedicated to encouraging and sharing the best attributes of both, to the benefit of our customers. We fully expect to generate profitable growth quickly in 2021 and enable a more nimble, innovative, and cost-effective company across the business cycle.”

U. S. Steel’s management team will provide additional detail on the Big River Steel acquisition during the company’s fourth quarter 2020 earnings conference call scheduled on January 29, 2021, at 8:30 a.m. EST. The call will be available via the U. S. Steel website. To access the webcast, visit the website at www.ussteel.com and click “Investors.” Replays of the conference call will be available on the website after 10:30 a.m. EST on January 29, 2021.

Barclays served as exclusive M&A financial advisor, while PJT Partners and Rothschild & Co. served as financing advisors to U. S. Steel on the acquisition, and Milbank LLP provided legal counsel.

Big River Steel is a LEED-certified Flex Mill™ in northeast Arkansas that is believed to be the newest and most advanced flat rolled mill in North America. Big River Steel’s advanced manufacturing technology and skilled operators combined with U. S. Steel’s product development capabilities and intellectual property have allowed Big River Steel to produce 14 advanced U. S. Steel grades, including substrate for its XG3™ grade of Generation 3 advanced high-strength steel (AHSS). Big River Steel offers high-quality products and services to discerning customers in the automotive, energy, construction, and agricultural industries. Big River Steel’s Phase II-A expansion doubled the mill’s hot-rolled steel production capacity to 3.3 million tons annually, establishing it as one of the largest electric arc furnace-oriented flat-rolled mills in North America. The Phase II-A expansion was completed in November 2020, ahead of schedule and below budget.

FORWARD-LOOKING STATEMENTS

This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to our ability to realize the level of cost savings, productivity improvement, growth or other anticipated benefits and additional future synergies, including in the time period anticipated, of the acquisition of Big River Steel; our ability to successfully integrate the businesses of Big River Steel into our existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as differences in operating technologies, cultures, and management philosophies that may delay successful integration; additional debt, which we assumed in connection with the acquisition of Big River Steel and incurred to enhance our liquidity during the COVID-19 pandemic, may negatively impact our credit profile and limit our financial flexibility; business strategies for the combined company's operations; the diversion of management’s attention from ongoing business operations; our ability to retain and hire key personnel, including within the Big River Steel business, and to access our distribution channels, including the availability of workforce and subcontractors; potential adverse reactions or changes to business relationships resulting from the completion of the acquisition of Big River Steel; unknown or underestimated liabilities and unforeseen increased expenses or delays associated with the acquisition and integration beyond current estimates; and the risks and uncertainties described in “Item 1A. Risk Factors” of our Annual report on Form 10-K, quarterly reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission.

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2021-003

Founded in 1901, the United States Steel Corporation is a Fortune 250 company and a leading steel producer. Together with its subsidiary Big River Steel and an unwavering focus on safety, the company’s customer-centric “Best of Both” world-competitive integrated and mini mill technology strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high- strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 26.2 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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